
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                      ___________________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 25, 1997


                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1997-C

               ------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Minnesota                1-08916                     41-1807858
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(State or other jurisdiction    (Commission                  (IRS employer
      of incorporation)         file number)               identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                   --------------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.   Description
               -----------   -----------

                    99.1 Information with respect to certain retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment to be transferred to the Green Tree
                             Recreational, Equipment & Consumer Trust 1997-C, a trust formed by Green Tree Financial Corporation, as Seller and Servicer.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September  25, 1997    GREEN TREE FINANCIAL CORPORATION
                                  as originator of Green Tree Recreational,
                                  Equipment & Consumer Trust 1997-C



                              By:  /s/ Scott T. Young
                                  ------------------------------------
                                   Scott T. Young
                                   Vice President and Controller
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                               INDEX TO EXHIBITS



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
Exhibit Number                                                                            Page
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
99        Information with respect to certain retail installment sales contracts and promissory notes for the purchase of a variety  of consumer products and equipment to be transferred to the Green Tree
          Recreational, Equipment & Consumer Trust 1997-C, a trust formed by
          Green Tree Financial Corporation, as Seller and Servicer.